                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT


     This Amendment (the "Amendment") is made on this 14th day of August, 1997 by and between Eltrax Systems, Inc., a Minnesota corporation, Nordata, Inc., a California corporation d/b/a Datatech, Atlantic Network Systems, Inc., a North Carolina corporation, EJG Techline, Incorporated, a California corporation, and Four Corners Technology, Inc., an Arizona corporation (individually a "Borrower" and collectively, the "Borrowers"), and State Street Bank and Trust Company, a Massachussetts trust company with its principal office at 225 Franklin Street, Boston, Massachusetts 02110 (the "Bank"); and

     WHEREAS, the Borrowers and the Bank are parties to a Revolving Credit Agreement dated as of October 31, 1996, as amended, which provides for the Bank to make available to the Borrowers a $5,000,000 Revolving Line of Credit (the "Credit Agreement");

     WHEREAS, the Borrowers desire that the Bank increase the Revolving Line of Credit by an additional $500,000, to a total of $5,500,000, such increase to be effective only until September 30, 1997 after which the amount of the Revolving Line of Credit will revert to $5,000,000, and the Bank is willing to make available to the Borrowers this increase in the Revolving Line of Credit, on the terms and conditions set forth therein.

     NOW, THEREFORE, the Borrowers, jointly and severally, and the Bank, hereby agree as follows:

1. Section 1(a) of the Credit Agreement is hereby amended by changing the definition of Commitment Amount, as set forth therein, to the following:

     "COMMITMENT AMOUNT: From and after the date of the Amendment until September 30, 1997, $5,500,000"; thereafter $5,000,000.

2. Section 2(a)(iii) of the Credit Agreement is hereby amended by deleting the first sentence thereof and inserting the following in lieu thereof:

     "The Revolving Credit Loan shall be evidenced by an Amended and Restated Commercial Promissory Note in the original principal amount of $5,500,000 in substantially the form of EXHIBIT I hereto (the "Revolving Credit Note"), dated as of the date of the First Amendment to the Credit Agreement, and completed with appropriate insertions, which Revolving Credit Note shall be due and payable in full on the Maturity date."

3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers jointly and severally represents and warrants to the Bank as follows:

     (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Section 4 of the Credit Agreement and in each Instrument of Adherence (Credit Agreement) executed and delivered by one or more of the Borrowers to the Bank (the "Instrument of Adherence"), were true and correct in all material respects when made. Except to the extent that such representations and warranties expressly relate to a specific date or were based on facts which have changed in the ordinary course of business, which changes either singly or in the aggregate, have not been materially adverse, the representations and warranties contained in Section 4 of the Credit Agreement and the Instruments of Adherence, after giving effect to this Amendment, are true and correct on the date hereof.

     (b) ENFORCEABILITY. The execution and delivery by each of the Borrowers of this Amendment, and the performance by each of the Borrowers of the Amendment and the Credit Agreement, as amended hereby, are within the corporate authority of such Person and have been duly authorized by all necessary corporate proceedings. This Amendment and the Credit Agreement, as amended hereby, are valid and legally binding obligations of each of the a Borrowers, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of creditors' rights in general.

     (c) NO DEFAULT. Except as set forth in the Compliance Certificate attached hereto, no Default or Event of Default has occurred and is continuing, and no Default or Event of Default will exist after the execution and delivery of this Amendment.

     (d) OTHER AGREEMENTS. The execution and delivery by each of the Borrowers of this Amendment, and the performance by each of the Borrowers of this Amendment and the Credit Agreement, as amended hereby, will not conflict with, or result in a breach of any term, condition or provision of, or constitute a default under, such Borrowers' charter or by-laws as presently in effect or any other agreement, trust, deed, indenture, mortgage or other instrument to which such Person is a party or by which such Person or any of the property of such Person is bound or affected.

4. AFFIRMATION OF THE BORROWERS. Each of the Borrowers hereby affirms its absolute and unconditional, joint and several promise to pay to the Bank the Loans and all other amounts due under the Credit Agreement on the Maturity Date provided in the Credit Agreement, as amended hereby.

5. EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon receipt by the Bank of this Amendment, executed by each of the Borrowers and the Bank. Execution of this Amendment by the Bank does not constitute a waiver by the Bank of any defaults, notices of default or rights of the Bank under the Credit

Agreement, as amended hereby, all of which are unaffected hereby and remain in full force and effect.

6.  MISCELLANEOUS PROVISIONS.

     (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, is and shall continue in full force and effect, and that this Amendment and such Credit Agreement shall be read and construed as one instrument.

     (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (d) Each of the Borrowers hereby jointly and severally agrees to pay to the Bank, on demand by the Bank, all reasonable out-of-pocket costs and expenses incurred or sustained by the Bank in connection with the preparation of this Amendment and the documents referred to herein (including reasonable legal fees).

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                       ELTRAX SYSTEMS, INC.


                                       By: /s/ Nicholas J. Pyett
                                           -------------------------------
                                       Title: Treasurer
                                              ----------------------------


                                       NORDATA, INC. d/b/a Datatech


                                       By: /s/ Nicholas J. Pyett
                                           -------------------------------
                                       Title: Treasurer
                                              ----------------------------




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
                                       ATLANTIC NETWORK SYSTEMS, INC.


                                       By: /s/ Nicholas J. Pyett
                                           -------------------------------
                                       Title: Treasurer
                                              ----------------------------


                                       EJG TECHLINE INCORPORATED


                                       By: /s/ Nicholas J. Pyett
                                           -------------------------------
                                       Title: Treasurer
                                              ----------------------------


                                       FOUR CORNERS TECHNOLOGY, INC.


                                       By: /s/ Nicholas J. Pyett
                                           -------------------------------
                                       Title: Treasurer
                                              ----------------------------


                                       STATE STREET BANK AND TRUST COMPANY


                                       By: /s/ Frederic Epstein
                                           -------------------------------
                                       Title: Vice President
                                              ----------------------------




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